Putnam
Utilities
Growth and
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We are pleased to announce the appointment of Michael R. Yogg to your fund's management team. Michael joined Putnam in 1997 from State Street Research & Management and has 22 years of investment management experience. Shortly after the close of the fiscal year, Erin J. Spatz was also appointed to the team. She joined Putnam in 1996 from Pioneer Funds and has 13 years of investment experience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 20, 2000

REPORT FROM FUND MANAGEMENT

Jeanne L. Mockard
Michael R. Yogg
Krishna K. Memani
and the Credit Team

Staying the course paid off for Putnam Utilities Growth and Income Fund during the fiscal year that ended October 31, 2000. Many other utility funds succumbed to the temptation to increase their emphasis on high-risk telecommunications stocks, which were among the big winners in 1999. In contrast, remaining true to your fund's objective, we maintained its emphasis on more conservative investments that appeared to be undervalued. This commitment to style consistency meant that your fund did not participate as fully as it could have in the big upswing in telecom stocks early in the year, but we were extremely well positioned for the return to reality which followed the March 10 peak in the technology-heavy Nasdaq. From that through the end of October, tech and telecom stocks provided negative returns, for the most part, while electric utilities have been second only to pharmaceutical stocks as a place to turn for solid returns with relatively low risk.

Total return for 12 months ended 10/31/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   9.04%   2.75%    8.19%  3.26%     8.12%  7.14%     8.49%   4.69%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FUND BENEFITED AS INVESTOR SENTIMENT SHIFTED TO LOWER RISK STOCKS

By the time the market peaked earlier this year, many high-tech stocks had soared to such high valuations that many analysts didn't even discuss price/earnings ratios. The enthusiasm was due to the robust economy and many companies' eagerness to invest in innovative technology to improve productivity. Corporate spending had reached a fever pitch as the year 2000 and the threat of Y2K transition problems drew near, but then subsided as the transition to the new millennium passed smoothly into history. Meanwhile, concern began to spread that the Federal Reserve Board's series of interest-rate hikes might slow the economy too abruptly, triggering the major market turn in March. Sky-high valuations on some technology and telecommunications stocks were no longer supportable, and when the realization set in, investor interest spread to lower-risk, value- oriented investments. By the end of October, some telecom stocks were 30% to 60% below their highs for the year, while some long-overlooked utility stocks had gained between 20% to 50% or more.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electric utilities           45.6%

Natural gas utilities        24.2%

Regional Bells                9.5%

Telecommunications            8.5%

Combined utilities            3.1%

Footnote reads:
*Based on net assets as of 10/31/00. Holdings will vary over time.


Throughout the year, your fund emphasized electric utilities. As recently as the beginning of the fiscal year, some of these stocks were selling at just seven or eight times their earnings, which made them a welcome haven for investors after the tech bubble burst. Individual holdings that have benefited your fund the most include such long-term holdings as Reliant Energy Corp., PPL Corp. (formerly Pennsylvania Power and Light), FPL Group (the holding company for Florida Power & Light), and Calpine, as well as Exelon, the newly named company resulting from the merger of Unicom and PECO Energy.

Bargain prices were a major factor in making the electric utilities sector attractive, but the growth prospects we saw for selected companies are what made them rewarding investments. Dynamics within the utilities industry are changing. Deregulation has meant that many utilities have cash available to finance growth.

Companies are responding in different ways. Some are buying back their own stock or paying down debt. Many are restructuring -- divesting some assets, acquiring others, and forming new strategic alliances. Gas and electric providers are merging and larger utilities are buying out smaller ones, crossing geographical boundaries and even going international, with an eye toward enlarging their customer base, strengthening their service offerings and competing more successfully.

* CURRENT EMPHASIS IS ON REGIONAL AND LOCAL UTILITIES

In selecting both electric and natural gas companies, we have generally focused on local companies that have direct connections to consumers' homes. Ultimately, we believe these companies may become acquisition targets for larger companies anxious to broaden their distribution.


". . . great performance for 'growthy' utility funds comes with a price: volatility. With this in mind, there are still funds out there that still put their focus squarely on stability and traditional utilities. Such funds usually. . . try to strike a balance between traditional, income-oriented utilities and telecom names. Owners of these funds can boast about another perk this year: improved performance."

 -- "Utilities Investing Gets Growthy" Catherine Hickey, Morningstar Analyst, August 10, 2000


For some of the same reasons, we put greater emphasis on regional telephone companies, underweighting the long-distance players such as AT&T. SBC Communications (formerly South western Bell) is a good example of the positives we see going forward for regional telephone companies. The Federal Communications Commission (FCC) recently granted SBC's application to offer long-distance telephone service to their customers in Texas. The company gained a 10% market share in the first month -- fulfilling SBC's goal for its first year. SBC is now formally requesting permission to offer long-distance service to consumers in Kansas and Oklahoma.

Regional providers already have direct access to millions of homes, simplifying billing and marketing to customers tired of aggressive sales campaigns from a variety of long distance providers. After years of fierce competition, companies like AT&T and WorldCom have eked out all the efficiencies they can, yet they are still faced with declining market share, both from regionals and from Internet service providers. In response, these giant international telecommunications companies are concentrating on data transmission and spinning off their long-distance voice business, with the expectation that the sum of the parts may prove greater than the whole.

* FUND REMAINS CONSERVATIVELY POSITIONED WITHIN A CHANGING INDUSTRY

Notwithstanding the recent explosive growth in telecommunications, as an asset class utilities are still conservative investments. They offer higher yields than other equities, with more moderate growth potential and prices that tend to be less volatile. The overall dividend yield on Putnam Utilities Growth and Income Fund's stocks as of the end of October was approximately 4%, versus approximately 1% for the broader stock market, as represented by the Standard & Poor's 500 Composite. Because we believe it's important for a conservative investment to provide as positive an income as possible, the fund has also held approximately 7% of assets in bonds issued by many of the same utilities companies that are in the equity portfolio.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

SBC Communications, Inc.
Regional Bell

El Paso Energy Corp.
Natural gas utility

BellSouth Corp.
Regional Bell

Exelon Corp.
Electric utility

Enron Corp.
Natural gas utility

Duke Energy Corp.
Electric utility

Reliant Energy, Inc.
Electric utility

Williams Cos., Inc.
Natural gas utility

Verizon Communications
Regional Bell

Dynegy, Inc.
Natural gas utility

Footnote reads:
These holdings represent 27.2% of the fund's net assets as of 10/31/00. Portfolio holdings will vary over time.


Well-managed utility companies are adapting their business strategies to capitalize on new trends, but they have not turned into aggressive risk takers. If it seems unusual for a utilities fund report to discuss growth prospects, remember that this potential arises from changing dynamics within the industry as a whole -- not changing characteristics of the stocks themselves. Fiscal 2000 was a good year for your fund because we stuck to our guns and stayed with our value- oriented investment approach -- an approach we believe can make a positive contribution to most investors' fund portfolios.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/00, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one region or sector and involves more risk than a fund that invests more broadly.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Utilities Growth and Income Fund is designed for capital growth and current income through equity and debt securities issued by public utility companies.


TOTAL RETURN FOR PERIODS ENDED 10/31/00

                     Class A         Class B         Class C         Class M
(inception dates)   (11/19/90)      (4/27/92)       (7/26/99)       (3/1/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            9.04%   2.75%   8.19%   3.26%   8.12%   7.14%   8.49%   4.69%
------------------------------------------------------------------------------
5 years         100.74   89.28   93.19   91.19   93.18   93.18   96.12   89.20
Annual average   14.95   13.61   14.08   13.84   14.08   14.08   14.42   13.60
------------------------------------------------------------------------------
Life of fund    230.25  211.21  206.46  206.46  206.29  206.29  214.54  203.36
Annual average   12.76   12.09   11.91   11.91   11.91   11.91   12.21   11.80
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/00

                               Standard & Poor's         Consumer
                                Utility Index           price index
------------------------------------------------------------------------------
1 year                              37.20%                 3.45%
------------------------------------------------------------------------------
5 years                            114.06                 13.14
Annual average                      16.44                  2.50
------------------------------------------------------------------------------
Life of fund                       267.80                 29.97
Annual average                      14.03                  2.68
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflects an expense limitation previously in effect, without which returns would have been lowers.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 11/19/90

              Fund's class A     Standard & Poor's    Consumer price
Date          shares at POP       Utilities Index         index

11/19/90         10,000               10,000              10,000
10/31/91         10,432               10,303              10,269
10/31/92         11,508               12,009              10,598
10/31/93         13,855               15,037              10,889
10/31/94         12,844               13,152              11,173
10/31/95         15,503               17,062              11,487
10/31/96         18,072               18,794              11,831
10/31/97         21,534               20,656              12,078
10/31/98         26,068               26,154              12,250
10/31/99         28,541               26,707              12,564
10/31/00        $31,121              $36,780             $12,997

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $30,646 and $30,629, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $31,454 ($30,336 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/00

                       Class A       Class B       Class C         Class M
------------------------------------------------------------------------------
Distributions
(number)                  4             4             4               4
------------------------------------------------------------------------------
Income                 $0.373        $0.266        $0.307          $0.306
------------------------------------------------------------------------------
Capital gains
  Long-term             0.905         0.905         0.905           0.905
------------------------------------------------------------------------------
  Short-term            0.027         0.027         0.027           0.027
------------------------------------------------------------------------------
  Total                $1.305        $1.198        $1.239          $1.238
------------------------------------------------------------------------------
Share value:         NAV     POP       NAV           NAV         NAV     POP
------------------------------------------------------------------------------
10/31/99          $14.06   $14.92    $13.98        $14.04      $14.03  $14.54
------------------------------------------------------------------------------
10/31/00           13.86    14.71     13.78         13.79       13.83   14.33
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate1               3.32%    3.13%     2.61%         2.81%       2.86%   2.76%
------------------------------------------------------------------------------
Current
30-day SEC
yield2              2.48     2.33      1.75          1.74        1.97    1.91
------------------------------------------------------------------------------

1 Most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 9/30/00 (most recent calendar quarter)

                     Class A         Class B         Class C        Class M
(inception dates)   (11/19/90)      (4/27/92)       (7/26/99)       (3/1/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           14.11%   7.54%  13.17%   8.17%  13.24%  12.24%  13.46%   9.51%
------------------------------------------------------------------------------
5 years         104.04   92.34   96.53   94.53   96.44   96.44   99.49   92.60
Annual average   15.33   13.98   14.47   14.23   14.46   14.46   14.81   14.01
------------------------------------------------------------------------------
Life of fund    234.07  214.80  210.25  210.25  210.29  210.29  218.41  207.09
Annual average   13.01   12.33   12.17   12.17   12.17   12.17   12.46   12.05
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's Utilities Index is an unmanaged list of 40 utility stocks. Its performance figures reflect changes of market prices and reinvestment of all regular cash dividends but are not adjusted for commissions or other costs. Because the fund is a managed portfolio investing in common stocks and fixed-income securities, the securities it owns will not match those in the index. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Utilities Growth and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Utilities Growth and Income Fund (the "fund") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 5, 2000




THE FUND'S PORTFOLIO
October 31, 2000

COMMON STOCKS (88.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
Cable Television (0.2%)
-------------------------------------------------------------------------------------------------------------------
            106,600 Adelphia Communications Corp. Class A (NON)                                      $    3,537,788

Combined Utilities (3.1%)
-------------------------------------------------------------------------------------------------------------------
            101,600 American Water Works, Inc.                                                            2,476,500
            632,900 Constellation Energy Group                                                           26,384,019
            731,100 Korea Electric Power Corp. (South Korea)                                             16,346,778
                                                                                                     --------------
                                                                                                         45,207,297

Electric Utilities (40.9%)
-------------------------------------------------------------------------------------------------------------------
            152,400 Ameren Corp.                                                                          6,057,900
            222,700 Calpine Corp. (NON)                                                                  17,579,381
            123,200 CH Energy Group, Inc.                                                                 4,851,000
            594,100 Cinergy Corp.                                                                        18,194,313
            352,100 CMS Energy Corp.                                                                      9,506,700
            650,750 Companhia Paranaense de Energia-Copel ADR (Brazil)                                    5,897,422
            198,100 Conectiv, Inc.                                                                        3,553,419
            304,900 Consolidated Edison, Inc.                                                            10,728,669
            516,700 CP&L, Inc.                                                                           20,829,469
            323,300 Dominion Resources, Inc.                                                             19,256,556
            597,800 DPL, Inc.                                                                            16,962,575
            201,200 DQE, Inc.                                                                             7,029,425
            431,300 Duke Energy Corp.                                                                    37,280,494
             67,400 E.On AG (Germany)                                                                     3,421,578
            937,900 Edison International                                                                 22,392,363
            308,000 El Paso Electric Co.                                                                  3,692,920
             89,949 Eletropaulo Metropolitana S.A. (Brazil)                                               5,044,336
            134,800 Empresa Nacional de Electricidad S.A. (Spain)                                         2,193,466
            616,800 Energy East Corp.                                                                    12,451,650
            605,400 Entergy Corp.                                                                        23,194,388
            717,687 Exelon Corp.                                                                         43,150,931
            254,100 Florida Progress Corp.                                                               13,514,944
            390,800 FPL Group, Inc.                                                                      25,792,800
            272,200 GPU, Inc.                                                                             8,999,613
            642,900 Iberdrola SA (Spain)                                                                  7,851,400
            205,300 IPALCO Enterprises, Inc.                                                              4,606,419
            184,800 LG&E Energy Corp.                                                                     4,539,150
            187,500 Montana Power Co.                                                                     5,296,875
            513,300 Niagara Mohawk Holdings, Inc. (NON)                                                   8,212,800
            684,000 NiSource, Inc.                                                                       17,057,250
            330,900 Northeast Utilities Co.                                                               6,742,088
            203,500 OGE Energy Corp.                                                                      4,184,469
            350,900 PG&E Corp.                                                                            9,452,369
            230,400 Pinnacle West Capital Corp.                                                          10,008,000
            254,900 Potomac Electric Power Co.                                                            5,830,838
            406,500 PPL Corp.                                                                            16,742,719
            431,200 Public Service Company of New Mexico                                                 11,884,950
            280,400 Puget Sound Energy, Inc.                                                              6,887,325
            860,200 Reliant Energy, Inc.                                                                 35,537,013
            406,500 SCANA Corp.                                                                          10,772,250
          2,114,780 Scottish Power PLC (United Kingdom)                                                  15,888,480
         24,000,000 Shandong International Power Development Co.,
                    Ltd. (China)                                                                          3,754,327
          7,774,500 Shandong International Power Development Co.,
                    Ltd. 144A (China)                                                                     1,216,167
            572,600 Sierra Pacific Resources                                                              9,841,563
            126,200 Southern Co.                                                                          3,707,125
            377,800 Teco Energy, Inc.                                                                    10,531,175
            517,800 TXU Corp.                                                                            19,190,963
             97,700 UIL Holdings Corp.                                                                    4,573,581
            311,100 Union Electrica Fenosa SA (Spain)                                                     5,745,091
            101,600 UniSource Energy Corp.                                                                1,517,650
            228,800 Utilicorp United, Inc.                                                                6,077,500
            465,100 Wisconsin Energy Corp.                                                                8,749,694
            304,730 XCEL Energy, Inc.                                                                     7,789,661
                                                                                                     --------------
                                                                                                        605,765,204

Natural Gas Utilities (23.3%)
-------------------------------------------------------------------------------------------------------------------
            386,200 AGL Resources, Inc.                                                                   7,868,825
            132,300 Atmos Energy Corp.                                                                    3,059,438
            223,600 Cascade Natural Gas Corp.                                                             4,122,625
             52,800 Coastal Corp.                                                                         3,983,100
            340,400 Columbia Gas System, Inc.                                                            24,487,525
            665,200 Dynegy, Inc.                                                                         30,807,075
            765,100 El Paso Energy Corp.                                                                 47,962,206
            599,400 Energen Corp.                                                                        17,157,825
            464,100 Enron Corp.                                                                          38,085,206
            203,400 Equitable Resources, Inc.                                                            11,797,200
            387,200 KeySpan Corp.                                                                        13,624,600
            137,700 Kinder Morgan, Inc.                                                                   5,310,056
            148,800 Laclede Gas Co.                                                                       3,255,000
            152,400 MCN Corp.                                                                             3,752,850
            213,100 National Fuel Gas Co.                                                                11,427,488
             71,100 New Jersey Resources Corp.                                                            2,839,556
            304,900 NICOR, Inc.                                                                          10,766,781
            513,100 Northwest Natural Gas Co.                                                            12,025,781
            234,100 NUI Corp.                                                                             7,300,994
            103,700 ONEOK, Inc.                                                                           4,109,113
            203,300 Peoples Energy Corp.                                                                  6,988,438
            203,300 Piedmont Natural Gas Co., Inc.                                                        6,200,650
            203,300 Questar Corp.                                                                         5,501,806
            844,400 Sempra Energy                                                                        17,468,525
             27,900 South Jersey Industries, Inc.                                                           812,588
            101,600 Southwest Gas Corp.                                                                   2,120,900
            205,300 Transportadora de Gas del Sur ADR (Argentina)                                         1,732,219
             94,900 Vectren Corp.                                                                         2,194,563
            203,300 WGL Holdings, Inc.                                                                    5,184,150
            805,000 Williams Cos., Inc.                                                                  33,659,063
                                                                                                      -------------
                                                                                                        345,606,146

Power Producers (0.4%)
-------------------------------------------------------------------------------------------------------------------
            210,333 Southern Energy, Inc. (NON)                                                           5,731,574

Regional Bells (9.2%)
-------------------------------------------------------------------------------------------------------------------
            941,200 BellSouth Corp.                                                                      45,471,725
          1,036,500 SBC Communications, Inc.                                                             59,793,094
            540,100 Verizon Communications                                                               31,224,531
                                                                                                      -------------
                                                                                                        136,489,350

Technology Services (1.5%)
-------------------------------------------------------------------------------------------------------------------
            509,200 Convergys Corp. (NON)                                                                22,182,025

Telecommunications (8.0%)
-------------------------------------------------------------------------------------------------------------------
            114,600 Allegiance Telecom, Inc. (NON)                                                        3,602,738
            176,200 ALLTEL Corp.                                                                         11,353,888
            570,500 AT&T Corp. (SEG)                                                                     13,228,469
            403,700 AT&T Wireless Group (NON)                                                            10,067,269
             24,900 Brasil Telecom Participacoes SA ADR (Brazil)                                          1,349,269
            112,000 Focal Communications Corp. (NON)                                                      1,624,000
            115,200 Global Crossing Ltd. (NON)                                                            2,721,600
            172,600 Nextel Communications, Inc. Class A (NON)                                             6,634,313
                670 Nippon Telegraph and Telephone Corp. (Japan)                                          6,093,698
            289,800 Qwest Communications International, Inc. (NON)                                       14,091,525
            647,800 Sprint Corp.                                                                         16,518,900
            129,300 Sprint Corp. (PCS Group) (NON)                                                        4,929,563
             12,400 Tele Celular Sul Participacoes S.A. (Brazil)                                            312,325
             40,900 Tele Centro Oeste Celular Participacoes ADR (Brazil)                                    414,113
              2,500 Tele Leste Celular Participacoes S.A. (Brazil)                                           96,406
              6,100 Tele Nordeste Celular Participacoes S.A. ADR (Brazil)                                   251,625
              2,500 Tele Norte Celular Participacoes S.A. ADR (Brazil)                                       86,563
            103,700 Telecom Argentina S.A. ADR (Argentina)                                                1,782,344
              6,200 Telemig Celular Participacoes S.A. ADR (Brazil)                                         325,500
             29,500 TyCom, Ltd. (Bermuda) (NON)                                                             988,250
          2,791,159 Vodafone Group PLC (United Kingdom)                                                  11,619,682
             46,100 VoiceStream Wireless Corp. (NON)                                                      6,062,150
            109,500 XO Communications, Inc. (NON)                                                         3,693,914
                                                                                                     --------------
                                                                                                        117,848,104

Telephone (1.6%)
-------------------------------------------------------------------------------------------------------------------
            289,300 BCE, Inc. (Canada)                                                                    7,829,181
            130,000 Broadwing, Inc. (NON)                                                                 3,672,500
            184,800 Cable & Wireless PLC ADR (United Kingdom)                                             7,957,950
            103,700 Philippine Long Distance Telephone Co. ADR (Philippines)                              1,607,350
            311,100 PT Indosat ADR (Indonesia)                                                            2,197,144
            223,500 PT Telekomunikasi Indonesia ADR (Indonesia)                                           1,173,375
                                                                                                     --------------
                                                                                                         24,437,500
                                                                                                     --------------
                    Total Common Stocks (cost $994,905,045)                                          $1,306,804,988

CORPORATE BONDS AND NOTES (7.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Electric Utilities (4.7%)
-------------------------------------------------------------------------------------------------------------------
     $    2,370,000 AmerenEnergy Generating Co. 144A sr. notes
                    7 3/4s, 2005                                                                     $    2,359,074
          3,000,000 Arizona Public Service Co. notes 6 1/4s, 2005                                         2,873,760
          1,200,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                  1,122,000
          3,000,000 CILCORP, Inc. sr. notes 8.7s, 2009                                                    3,120,284
          2,800,000 CMS Energy Corp. pass-through certificates 7s, 2005                                   2,485,056
          1,500,000 Connecticut Light & Power Co. 1st mtge. Ser. D, 7 7/8s, 2024                          1,505,565
          4,000,000 Consolidated Edison, Inc. deb. 6.45s, 2007                                            3,816,200
          2,390,000 Dominion Resources, Inc. sr. notes 8 1/8s, 2010                                       2,464,233
          2,535,000 DPL, Inc. sr. notes 8 1/4s, 2007                                                      2,489,624
          2,420,000 Duke Energy Field Services LLC notes 7 7/8s, 2010                                     2,466,440
          4,000,000 Hydro Quebec local gov't guaranty Ser. HY, 8.4s,
                    2022 (Canada)                                                                         4,365,320
          4,000,000 Kansas Gas & Electric deb. 8.29s, 2016                                                3,113,560
          3,000,000 Niagara Mohawk Power Corp. sr. notes Ser. G, 7 3/4s, 2008                             2,997,750
          2,876,000 Otter Tail Power Co. 1st mtge. 7 1/4s, 2002                                           2,882,759
          4,000,000 PG&E Gas Transmission Northwest sr. notes 7.1s, 2005                                  3,904,480
          5,000,000 Public Service Co. of Colorado coll. trust 6 3/8s, 2005                               4,815,450
          3,500,000 Sierra Pacific Power Co. med. term notes Ser. C, 6.82s, 2006                          3,336,025
          2,725,000 Southern Investments Service Co. sr. notes 6.8s, 2006
                    (United Kingdom)                                                                      2,517,328
          1,350,000 Teco Energy, Inc. notes 5.54s, 2001                                                   1,326,933
          5,000,000 TXU Corp. secd. lease fac. bonds 7.46s, 2015                                          4,733,900
          3,400,000 TXU Electrical Capital company guaranty 8.175s, 2037                                  3,233,434
          4,500,000 Utilicorp United, Inc. sr. notes 8.2s, 2007                                           4,595,760
          4,000,000 Western Resources, Inc. sr. notes 6 7/8s, 2004                                        3,579,840
                                                                                                     --------------
                                                                                                         70,104,775

Natural Gas Utilities (0.9%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Australian Gas & Light Co.144A sr. notes 6 3/8s,
                    2003 (Australia)                                                                      2,921,160
          3,060,000 Coastal Corp. deb. 6 1/2s, 2008                                                       2,874,289
          3,500,000 Columbia Gas System, Inc. notes Ser. E, 7.32s, 2010                                   3,288,810
            640,000 KN Capital Trust III company guaranty 7.63s, 2028                                       537,768
          3,500,000 Southwest Gas Corp. deb. 7 1/2s, 2006                                                 3,536,540
                                                                                                     --------------
                                                                                                         13,158,567

Oil & Gas (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Louis Dreyfus Natural Gas notes 6 7/8s, 2007                                          2,382,900

Power Producers (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 CalEnergy, Inc. sr. notes 7.63s, 2007                                                 1,986,000
          3,020,000 Edison Mission Energy 144A notes 7.73s, 2009                                          2,913,122
            445,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                     481,535
          1,347,474 Salton Sea Funding Corp. company guaranty Ser. E,
                    8.3s, 2011                                                                            1,344,200
                                                                                                     --------------
                                                                                                          6,724,857

Regional Bells (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Bell Atlantic Corp. deb. 7 7/8s, 2029                                                 5,092,900

Telecommunications (0.5%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Century Telephone Enterprises, Inc. deb. Ser. G, 6 7/8s, 2028                         3,197,880
          3,000,000 Sprint Capital Corp. company guaranty 6.9s, 2019                                      2,540,190
          1,800,000 U.S. West, Inc. notes 5 5/8s, 2008                                                    1,578,168
                                                                                                     --------------
                                                                                                          7,316,238

Water Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Pennsylvania American Water Co. 144A mtge. 7.8s, 2026                                 2,508,275
                                                                                                     --------------
                    Total Corporate Bonds and Notes (cost $113,627,948)                              $  107,288,512
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (0.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Treasury Obligations (0.7%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
     $    5,795,000 6 1/8s, August 15, 2029                                                          $    6,001,418
            780,000 5 1/4s, November 15, 2028                                                               708,217
                    U.S. Treasury Notes
            995,000 6s, August 15, 2009                                                                   1,004,950
          2,110,000 5 7/8s, November 15, 2004                                                             2,111,983
                                                                                                     --------------
                    Total U.S. Government and Agency Obligations
                    (cost 9,081,642)                                                                 $    9,826,568

PREFERRED STOCKS (0.2%) (a) (cost 2,500,000)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              2,500 Centaur Funding Corp 144A 9.08 pfd. (Cayman Islands)                             $    2,595,725

SHORT-TERM INVESTMENTS (3.6%) (a) (cost 53,694,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   53,694,000 Interest in 949,877,000 joint repurchase agreement dated October 31, 2000 with Merrill Lynch due
                    November 1, 2000 with respect to various U.S.
                    Government obligations -- maturity value of
                    53,703,844 for an effective yield of 6.60%                                       $   53,694,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,173,808,635) (b)                                      $1,480,209,793
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,481,902,933.

  (b) The aggregate identified cost on a tax basis is $1,174,494,604, resulting in gross unrealized appreciation and depreciation of $388,319,848 and $82,604,659, respectively, or net unrealized appreciation of $305,715,189.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October
      31, 2000.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2000
                                                                   Unrealized
                                     Aggregate Face   Expiration  Appreciation/
                       Total Value        Value          Date    (Depreciation)
------------------------------------------------------------------------------
S&P 500 Index
(Long)                  $9,361,300      $9,015,253      Dec-00      $346,047
U.S. Treasury 10
yr. (Short)              8,358,358       8,315,210      Dec-00       (43,148)
------------------------------------------------------------------------------
                                                                    $302,899
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,173,808,635) (Note 1)                                    $1,480,209,793
-------------------------------------------------------------------------------------------
Cash                                                                                 74,242
-------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                        6,593,363
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,774,488
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                     207,953
-------------------------------------------------------------------------------------------
Total assets                                                                  1,488,859,839

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,362,843
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,372,536
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,246,974
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          258,564
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       94,390
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          5,679
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              527,771
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               88,149
-------------------------------------------------------------------------------------------
Total liabilities                                                                 6,956,906
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,481,902,933

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,012,884,523
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         38,790
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                          162,279,380
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                               306,700,240
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,481,902,933

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,128,437,213 divided by 81,441,312 shares)                                        $13.86
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.86)*                              $14.71
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($335,411,474 divided by 24,345,486 shares)**                                        $13.78
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($4,733,915 divided by 343,269 shares)**                                             $13.79
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($13,320,331 divided by 963,236 shares)                                              $13.83
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.83)*                              $14.33
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2000
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $378,117)                                     $ 43,817,450
-------------------------------------------------------------------------------------------
Interest income                                                                  10,155,562
-------------------------------------------------------------------------------------------
Total investment income                                                          53,973,012

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  8,866,419
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,483,296
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   40,278
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     17,149
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,585,261
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             3,817,320
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                21,317
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                94,550
-------------------------------------------------------------------------------------------
Other                                                                               471,708
-------------------------------------------------------------------------------------------
Total expenses                                                                   17,397,298
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (297,819)
-------------------------------------------------------------------------------------------
Net expenses                                                                     17,099,479
-------------------------------------------------------------------------------------------
Net investment income                                                            36,873,533
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                169,031,687
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                           8,609
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Notes 1 and 3)                             (599,889)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities
in foreign currencies during the year                                                (3,817)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                      (92,860,273)
-------------------------------------------------------------------------------------------
Net gain on investments                                                          75,576,317
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $112,449,850
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended October 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $   36,873,533   $   39,572,519
--------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                         168,440,407      100,076,533
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                          (92,864,090)      (1,483,956)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  112,449,850      138,165,096
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (29,492,591)     (26,121,521)
--------------------------------------------------------------------------------------------------
   Class B                                                             (6,989,964)     (13,132,573)
--------------------------------------------------------------------------------------------------
   Class C                                                                (59,392)          (2,658)
--------------------------------------------------------------------------------------------------
   Class M                                                               (289,593)        (321,778)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                            (66,792,665)     (26,541,014)
--------------------------------------------------------------------------------------------------
   Class B                                                            (35,245,843)     (22,155,372)
--------------------------------------------------------------------------------------------------
   Class C                                                                (50,661)              --
--------------------------------------------------------------------------------------------------
   Class M                                                               (894,468)        (451,441)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (72,478,562)     (13,624,081)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (99,843,889)      35,814,658

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   1,581,746,822    1,545,932,164
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income and distributions in excess of net investment
income of $38,791 and $21,228, respectively)                       $1,481,902,933   $1,581,746,822
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.06       $13.62       $12.49       $11.63       $10.40
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .36(c)       .39(c)       .37(c)       .41          .44
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .75          .87         2.14         1.67         1.25
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   1.11         1.26         2.51         2.08         1.69
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.38)        (.39)        (.38)        (.41)        (.44)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.93)        (.43)       (1.00)        (.81)        (.02)
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.31)        (.82)       (1.38)       (1.22)        (.46)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.86       $14.06       $13.62       $12.49       $11.63
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  9.04         9.49        21.06        19.16        16.57
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,128,437   $1,000,789     $825,884     $653,205     $618,417
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.01         1.00         1.05         1.05         1.11
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.78         2.80         2.87         3.41         3.97
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 29.42        17.58        23.64        53.63        64.53
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.98       $13.54       $12.42       $11.57       $10.36
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .26(c)       .28(c)       .28(c)       .32          .36
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .74          .87         2.12         1.66         1.23
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   1.00         1.15         2.40         1.98         1.59
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.27)        (.28)        (.28)        (.32)        (.36)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.93)        (.43)       (1.00)        (.81)        (.02)
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.20)        (.71)       (1.28)       (1.13)        (.38)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.78       $13.98       $13.54       $12.42       $11.57
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  8.19         8.69        20.19        18.28        15.57
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $335,411     $566,426     $706,220     $659,594     $615,309
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.76         1.75         1.80         1.80         1.86
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.06         2.06         2.13         2.66         3.22
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 29.42        17.58        23.64        53.63        64.53
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                For the period
Per-share                           Year ended   July 26, 1999+
operating performance               October 31   to October 31
--------------------------------------------------------------
                                        2000         1999
--------------------------------------------------------------
Net asset value,
beginning of period                   $14.04       $14.34
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (c)                .25          .07
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .74         (.26)
--------------------------------------------------------------
Total from
investment operations                    .99         (.19)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.31)        (.11)
--------------------------------------------------------------
From net realized gain
on investments                          (.93)          --
--------------------------------------------------------------
Total distributions                    (1.24)        (.11)
--------------------------------------------------------------
Net asset value,
end of period                         $13.79       $14.04
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Total return at
net asset value (%)(a)                  8.12        (1.33)*
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $4,734         $486
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.76          .47*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.94          .53*
--------------------------------------------------------------
Portfolio turnover (%)                 29.42        17.58
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.03       $13.60       $12.47       $11.61       $10.38
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .29(c)       .32(c)       .32(c)       .36          .38(c)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .75          .86         2.13         1.67         1.26
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   1.04         1.18         2.45         2.03         1.64
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.31)        (.32)        (.32)        (.36)        (.39)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.93)        (.43)       (1.00)        (.81)        (.02)
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.24)        (.75)       (1.32)       (1.17)        (.41)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.83       $14.03       $13.60       $12.47       $11.61
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  8.49         8.87        20.54        18.62        16.12
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $13,320      $14,045      $13,828      $11,871       $6,438
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.51         1.50         1.55         1.55         1.63
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.28         2.30         2.40         2.89         3.37
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 29.42        17.58        23.64        53.63        64.53
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
October 31, 2000

Note 1
Significant accounting policies

Putnam Utilities Growth and Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income primarily through investments in equity and debt securities issued by public utility companies.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 2000, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, realized gains and losses on passive foreign investment companies, non-taxable dividends, market discount and book accretion/amortization adjustments. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2000, the fund reclassified $18,025 to increase undistributed net investment income and $31,237 to decrease paid-in-capital, with an increase to accumulated net realized gains of $13,212. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 2000, fund expenses were reduced by $297,819 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,605 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of to 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the year ended October 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $193,754 and $5,039 from the sale of class A and class M shares, respectively, and received $727,910 and $1,536 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $1,060 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended October 31, 2000, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $400,439,129 and $620,554,112, respectively. Purchases and sales of U.S. government obligations aggregated $15,629,325 and $12,038,042, respectively.

Note 4
Capital shares

At October 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 23,322,900       $ 300,919,408
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,766,393          85,136,762
---------------------------------------------------------------------------
                                            30,089,293         386,056,170
---------------------------------------------------------------------------
Shares
repurchased                                (19,831,993)       (256,794,536)
---------------------------------------------------------------------------
Net increase                                10,257,300       $ 129,261,634
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 21,070,668       $ 292,763,822
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,273,972          44,985,658
---------------------------------------------------------------------------
                                            24,344,640         337,749,480
---------------------------------------------------------------------------
Shares
repurchased                                (13,803,092)       (190,502,654)
---------------------------------------------------------------------------
Net increase                                10,541,548       $ 147,246,826
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,916,549       $ 103,156,743
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,018,158          37,562,687
---------------------------------------------------------------------------
                                            10,934,707         140,719,430

Shares
repurchased                                (27,107,373)       (346,014,823)
---------------------------------------------------------------------------
Net decrease                               (16,172,666)      $(205,295,393)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,150,847       $ 166,621,532
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,277,330          31,123,451
---------------------------------------------------------------------------
                                            14,428,177         197,744,983

Shares
repurchased                                (26,058,917)       (358,881,466)
---------------------------------------------------------------------------
Net decrease                               (11,630,740)      $(161,136,483)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    338,429          $4,446,808
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    7,118              90,761
---------------------------------------------------------------------------
                                               345,547           4,537,569

Shares
repurchased                                    (36,932)           (490,811)
---------------------------------------------------------------------------
Net increase                                   308,615          $4,046,758
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                              (commencement of operations)
                                                  through October 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     35,541            $495,931
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      156               2,144
---------------------------------------------------------------------------
                                                35,697             498,075

Shares
repurchased                                     (1,043)            (14,414)
---------------------------------------------------------------------------
Net increase                                    34,654            $483,661
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    300,891         $ 3,956,798
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   85,111           1,067,387
---------------------------------------------------------------------------
                                               386,002           5,024,185
---------------------------------------------------------------------------
Shares
repurchased                                   (423,558)         (5,515,746)
---------------------------------------------------------------------------
Net decrease                                   (37,556)        $  (491,561)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    471,019         $ 6,492,394
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   48,716             668,557
---------------------------------------------------------------------------
                                               519,735           7,160,951
---------------------------------------------------------------------------
Shares
repurchased                                   (535,946)         (7,379,036)
---------------------------------------------------------------------------
Net decrease                                   (16,211)        $  (218,085)
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $169,453,503 as capital gain, for its taxable year ended October 31, 2000.

The fund has designated 98.13% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar year 2000.


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FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Thomas V. Reilly
Vice President

Deborah F. Kuenstner
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

Krishna Memani
Vice President and Fund Manager

Michael R. Yogg
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Utilities Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
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PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN026-66573  840/884/869  12/00